Disclosure of detailed information about effective income tax expense recovery (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Statements [Line Items]
Net loss for the year	$ (664,762)	$ (61,287)
Expected Income tax recovery based on statutory rate	(176,000)	(16,000)
Permanent differences	(17,000)	(77,000)
Other	651,000	2,000
Change in unrecognized deferred tax asset	(458,000)	91,000
Income tax expense	$ 0	$ 0